Exhibit 10.4


NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS
INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                              GENERAL WARRANTY DEED

Date:             June _____, 2004

Grantor:          EVANS SYSTEMS, INC. D/B/A MC STAR, a Texas corporation

Grantor's Mailing Address:

                  P.O. Box 431
                  El Campo, Wharton County, Texas 77437

Grantee:          MAURITZ & COUEY, a Texas general partnership

Grantee's Mailing Address:

                  P.O. Box 431
                  El Campo, Wharton County, Texas 77437

Consideration:

         For and in consideration of a credit of $600,000.00 on the amount owed to Mauritz and Couey on that certain Revolving Credit Promissary Note dated February 25, 2004 from Evans Systems, Inc. to Mauritz and Couey, which note secured by Deed of Trust Security Agreement - Financing Statement dated February 25, 2004 to Blair Couey, trustee, recorded in Volume 042591 of the Official Records of Matagorda County, Texas.

Property (including any improvements):

     2.9817 acres of land, more or less out of the Bowman and Williams League, Abstract No. 9, Matagorda County, Texas and being a part of the L. N. Miller lands lying west of State Highway 60, being more particularly described by metes and bounds as follows:

     BEGINNING at a 2 inch iron pipe on the west right-of-way line of State Highway 60, said iron pipe being located S 1(degree) 51' E along the west right-of-way line of State Highway 60, a distance of 200.5 feet from a creosote post at the intersection of the said west right-of-way of State Highway 60 and the north boundary of the L. N. Miller lands which is also the south boundary or the Lower Colorado River Authority Canal right-of-way.

     THENCE S 88(degree) 09' W 361.0 ft. to a 2 inch pipe set for the northwest corner of this tract;

     THENCE S 1(degree)51' E 351.0 ft. to a 2 inch iron pipe set for the southwest corner of this tract;

     THENCE N 88(degree)09' E 361.0 ft. to a 2 inch iron pipe set in the west right-of-way State Highway 60, for the southeast corner;

     THENCE N 1(degree) 51' W along the west right-of-way State Highway 60, a distance of 361.0 ft. to place of beginning, containing 2.9917 acres of land, more or less.

Reservations from Conveyance: None

Exceptions to Conveyance and Warranty: Liens described as part of the Consideration and any other liens described in the deed to Grantor as being either assumed or subject to which title is taken; validly existing easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded and validly existing instruments, other than conveyances of the surface fee estate, that affect the Property; and taxes for 2004, but not subsequent assessments for that and prior years due to change in land usage, ownership, or both.

         Grantor, for the Consideration and subject to the Reservations from Conveyance and the Exceptions to Conveyance and Warranty, grants, sells, and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Grantor binds Grantor and Grantor's heirs and successors to warrant and forever defend all and singular the Property to Grantee and Grantee's heirs, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the Reservations from Conveyance and the Exceptions to Conveyance and Warranty.

         When the context requires, singular nouns and pronouns include the plural.


                                Evans Systems, Inc. d/b/a MC Star



                                BY:
                                   -----------------------------------------
                                        Blair Couey
                                        President




STATE OF TEXAS

COUNTY OF WHARTON

         This instrument was acknowledged before me on , 2004, by BLAIR COUEY, President of EVANS SYSTEMS, INC. d/b/a MC STAR, a Texas corporation, on behalf of said corporation.



                                        ----------------------------------
                                        Notary Public, State of Texas

PREPARED IN THE OFFICE OF:
AFTER RECORDING RETURN TO:
Duckett, Bouligny & Collins,  L.L.P.
207 W. Jackson
P.O. Box 1567
El Campo, TX 77437
Tel: (979) 543-6845
Fax: (979) 543-9516